ALL DOCUMENTARY STAMPS AND INTANGIBLE TAXES REQUIRED BY LAW
ON ALL NOTES DESCRIBED HEREIN WERE FULLY PAID UPON
RECORDATION OF THOSE INSTRUMENTS DESCRIBED HEREIN AND
RECORDED IN THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY,
PINELLAS COUNTY, AND PASCO COUNTY, FLORIDA.  DOCUMENTARY
STAMP TAXES IN THE AMOUNT OF $3,500.00 ARE BEING PAID AND
EVIDENCE IS BEING AFFIXED HERETO IN HILLSBOROUGH COUNTY,
FLORIDA, DUE TO THE ADDITIONAL BORROWING IN THE AMOUNT OF
$1,000,000.00, SECURED BY THE MORTGAGE DESCRIBED HEREIN.

               MORTGAGE MODIFICATION AGREEMENT

          This Mortgage Modification Agreement ("Agreement") executed this 7th day of October, 1994 is by and between Suarez Housing Corporation, a Florida corporation, whose address is 9950 Princess Palm Avenue, Suite 112, Tampa, Florida 33619 (hereinafter referred to as "Mortgagor"), and Barnett Bank of Tampa, a state banking corporation, formerly known as First Florida Bank, successor by conversion to First Florida Bank, N.A., whose address is P. 0. Box 30014,
Tampa, Florida  33630,   (hereinafter referred to as
"Mortgagee" or "Bank").


                      R E C I T A L S :

          A. Mortgagor, being indebted to Bank, executed and delivered to Bank Mortgagor's obligations under (i) that certain Consolidation and Renewal Revolving Note #1 dated August 29, 1991 in the original principal sum of $7,900,000.00, which was renewed by that Renewal Revolving Note #1 dated December 31, 1992 in the original principal amount of $5,000,000.00, and (ii) that certain Consolidation and Renewal Revolving Note #2 dated August 29, 1991 in the original principal sum of $3,500,000.00, which was renewed by that Renewal Revolving Note #2, dated December 31, 1992 in the original principal sum of $3,500,000.00.

          B. As security for its indebtedness, Mortgagor executed and delivered to Bank, Mortgagor's Mortgage and Security Agreement described in and amended by that Mortgage Modification Agreement having been recorded in Official Record Book 6369 at page 1890 of the public records of Hillsborough County, Florida, in O.R. Book 7672 page 1879 of the public records of Pinellas County, Florida, and in O.R. Book 3097 page 1571 of the public records of Pasco County, Florida as amended by that Mortgage Renewal and Extension Agreement dated January 20, 1993 recorded in O.R. Book 6862 page 1611 of the public records of Hillsborough County, Florida, in O.R. Book 3109 page 894 of the public records of Pasco County, Florida, and in O.R. Book 8166 page 1277 of the public records of Hillsborough County, Florida (hereinafter collectively the "Mortgage").

                              Page 2
          C. Mortgagor has asked Bank to increase the Notes and Bank is willing to do so but only under the terms and provisions contained herein.

                      BODY OF AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, and in consideration of the sum of $10.00 and other good and valuable consideration to each in hand paid, the receipt of which is hereby acknowledged by the parties, it is agreed as follows:

          1. RECITALS. The above recitals are true and correct and are incorporated herein as though set forth herein in full.

          2. INCREASE AND CONSOLIDATED NOTES. Mortgagor has this date executed and delivered to Bank Mortgagor's Increase Revolving Promissory Note #1 in the original principal amount of $500,000.00 and its Consolidated Revolving Promissory Note #1 in the original principal amount of $5,500,000.00 together with its Increase Revolving Promissory Note #2 in the original principal amount of $500,000.00 and its Consolidated Revolving Promissory Note #2 in the original principal amount of $4,000,000.00. All references to the Note shall mean these two consolidated notes of even date, collectively referred to as the "Consolidated Notes" or the "Notes."

          3. SECURITY. The Mortgage shall continue to stand as security for repayment of the Consolidated Notes.
In addition, any other collateral in which Mortgagee has been granted a lien to secure the Notes shall continue to stand as security for the indebtedness.

          4.   GUARANTORS.  International American Homes and
Robert J. Suarez are this day executing guarantees of the indebtedness evidenced by the Consolidated Notes.

          5. NO NOVATION. It is the intent of the parties that this Agreement shall not constitute a novation and shall in no way adversely affect the lien priority of the Mortgage. In the event that this Agreement, or any part hereof, shall be construed by a court of competent jurisdiction as operating to affect the lien priority of the Mortgage over the claims which would otherwise be subordinate thereto, then to the extent that third persons acquiring an interest in such property between the time of execution of the Mortgage and the execution hereof are prejudiced thereby, this Agreement, or such portion hereof as shall be so construed, shall be void and of no force and effect and this Agreement shall constitute, as to that portion, a subordinate lien on the collateral, incorporating

                              Page 3
by reference the terms of this Agreement; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all terms and conditions hereof until all indebtedness owing from Mortgagor to Mortgagee shall have been paid in full.

          6. PENDING LITIGATION. Mortgagor represents and warrants to Bank and Bank specifically relies upon such representations and warranties as follows:

               (a) There are no actions, suits, proceedings or investigations pending or, to Mortgagor's knowledge, threatened against or affecting Mortgagor at law or in equity or before or by any governmental department, commission, board or agency which might have any materially adverse affect on Mortgagor's ability to carry on Mortgagor's operations as presently conducted or to perform Mortgagor's obligations under this Agreement or any of the existing loan documents.

               (b)  Mortgagor is not a party to any agree-
ment or instrument or subject to any corporate restriction or any judgment, order, writ, injunction, decree, award, rule or regulation which materially and adversely affects
Mortgagor's business, operations, prospects, properties or assets or condition, financial or otherwise, or Mortgagor's ability to perform Mortgagor's obligations under this Agreement or any other document required to be delivered in connection herewith.

               (c)  No consent, waiver or authorization of
or filing with any person is required to be obtained or made by them in connection with the execution, delivery and performance of this Agreement or any other document required to be delivered in connection herewith. Neither the execution nor the delivery of this Agreement or such documents nor the consummation of the transactions herein and therein contemplated nor compliance with the terms, conditions and provisions hereof and thereof will conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which Mortgagor is a party or by which Mortgagor is bound or result in the creation or imposition of any mortgage lien, charge or encumbrance of any nature whatsoever upon Mortgagor's undertaking, property or assets.

               (d)  Mortgagor has furnished the Bank with
Mortgagor's financial statements for the current fiscal or calendar period. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during such period. The balance sheet forming a part thereof presents fairly the financial position as at the date thereof and the statement

                              Page 4
of profit and loss forming a part thereof presents fairly the results of operations for the period indicated. Except as previously disclosed in writing to the Bank since the close of the fiscal or calendar period referred to above,
(i) there has been no change since the close of the period referred to above in the financial condition of Mortgagor other than in the ordinary course of business and any change in the ordinary course of business has not been materially adverse and, (ii) the business operations or assets of Mortgagor have not been materially adversely affected as a result of any act or event including without limitation fire, accident, strike, expropriation or act of any government.

               (e)  No representation or warranty made by
Mortgagor in this Agreement nor any other document furnished to the Bank from time to time in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein in light of the circumstances under which they are made not misleading. Except as previously disclosed in writing to the Bank, there is no fact known to Mortgagor on the date they execute this Agreement which materially adversely affects or which has any reasonable likelihood of materially adversely affecting the ability of Mortgagor to carry on Mortgagor's obligations as presently conducted or to perform Mortgagor's obligations under this Agreement, the existing loan documents, or any documents required to be delivered by them hereunder.

               (f)  Environmental condition of Property;
Indemnification. Mortgagor warrants and represents to Bank after appropriate inquiry and investigation that: (i) while the Bank has any interest in or lien on the mortgaged property (the "Property"), the Property is and at all times hereafter will continue to be in full compliance with all federal, state and local environmental laws and regulations including but not limited to, the Comprehensive Environmental Response, compensation and Liability Act of 1980 ("CERCLA"), Public Law No. 96-510, 94 Stat. 2767,42 USC
9601 et seq., and the Superfund Amendments and Reauthori-zation Act of 1986 (SARA), Public Law No. 99-499, 100 Stat. 1613, and (ii) as of the date hereof there are no hazardous materials, substances, wastes or other environmentally regulated substances (including without limitation, any materials containing asbestos) located on, in or under the Property or used in connection therewith other than such materials that are typically found in similar properties, or Mortgagor has fully disclosed to Bank in writing the existence, extent and nature of any such hazardous materials, substances, wastes or other environmentally regulated substances, which Mortgagor is legally authorized and empowered to maintain on, in or under the Property or

                              Page 5
use in connection therewith, and Mortgagor has obtained and will maintain all licenses, permits and approvals required with respect thereto, and is in full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals. Mortgagor further warrants and represents that Mortgagor will promptly notify Bank of any change known to Mortgagor in the nature or extent of any hazardous materials, substances or wastes maintained on, in or under the Property or used in connection therewith, and will transmit to Bank copies of any citations, orders, notices or other material governmental or other communications received with respect to any other hazardous materials, substances, wastes or other environmentally regulated substances affecting the Property.

               (g)  Mortgagor shall indemnify and hold Bank
harmless from and against any and damages, penalties, fines, claims, liens, suits, liabilities, costs (including clean-up costs), judgments and expenses (including attorneys' consultants' or experts' fees and expenses) of every kind and nature suffered by or asserted against Bank as a direct or indirect result of any warranty or representation made by Mortgagor in the preceding paragraph being false or untrue in any material respect or any requirement under any law, regulation or ordinance, local, state or federal, which requires the elimination or removal of any hazardous materials, substances, wastes or other environmentally regulated substances.

               (h)  Mortgagor's obligations hereunder shall
not be limited to any extent by the term of the Consolidated Notes, and, as to any act or occurrence prior to payment in full and satisfaction of said Notes which gives rise to liability hereunder, shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of the Notes and the Mortgage or foreclosure of the Mortgage, or delivery of a deed in lieu of foreclosure.

          7. CROSS DEFAULT. It is agreed between the parties that a default under the terms and provisions of either of the Consolidated Notes or any other loan documentation executed by Borrower, in connection with any loan from Bank shall be deemed a default under the terms and provisions of all evidences of indebtedness executed by Borrower entitling Bank to, at its option, declare the entire outstanding principal indebtedness and all interest accrued on all loans owed by Borrower to Bank to be immediately due and payable in full.

          8. RATIFICATION. Except as herein modified and amended, the terms and provisions of the Mortgage and all other documents executed by Mortgagor in favor of Mortgagee

                              Page 6
to evidence or collateralize the loan evidenced by the Consolidated Notes, shall remain the same.

          9. COSTS. Mortgagor shall pay all costs of the modification made hereto, including without limitation, attorneys' fees and recording fees, as well as the cost of an endorsement to the title policy insuring the Mortgage after the recording of this Agreement. Such costs shall be due at closing hereunder. In the event it is determined that additional costs relating to this transaction are due, Mortgagor agrees to pay such costs immediately upon demand, including without limitation, any documentary stamps, intangible taxes, and/or penalties and interest that may be due thereon.

          10. LATE CHARGES. Mortgagor agrees to pay a late charge of $.05 for each $1.00 not paid within ten (10) days from the date any payment is due under the Consolidated
Note.

          11.  RECORDATION.  This Agreement shall be
recorded in the Public Records of Hillsborough County, Pasco
County, and Pinellas County, Florida.

          12.  MISCELLANEOUS.  In consideration of the
extension of this loan by Mortgagee, Mortgagor hereby agrees to cooperate and reexecute any loan documentation reasonably deemed necessary in Mortgagee's discretion, to correct or adjust for any clerical errors or omissions contained in any document executed in connection with the loan.

          13. EFFECTIVE DATE. The loan is being increased and consolidated as of the execution date hereof and this Mortgage modification Agreement will be effective as of that date.

          MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND
INTENTIONALLY WAIVE ANY RIGHT MORTGAGOR MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. MORTGAGOR FURTHER WAIVES ANY RIGHT MORTGAGOR MAY HAVE TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, MORTGAGOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. MORTGAGOR ACKNOWLEDGES THAT THE PROVISIONS

                              Page 7
OF THIS PARAGRAPH ARE A MATERIAL INDUCEMENT TO BANK'S
RENEWAL OF THIS LOAN.

          "Mortgagor" as defined herein includes all of the persons who executed the original Mortgage, and whose covenants contained herein shall be deemed joint and several covenants.


          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal on the day and year first above written.


WITNESSES:                       SUAREZ HOUSING CORPORATION
                                 A Florida Company


/s/ Robert I. Antle              By:/s/ Robert J. Suarez(SEAL)
                                    Robert J. Suarez, as
    Robert I. Antle                 its President
(Printed Name of Witness)


/s/ W. Lois Davis                "MORTGAGOR"

    W. Lois Davis
(Printed Name of Witness)

    WITNESSES:                   BARNETT BANK OF TAMPA,
                                 a state banking corporation,
                                 formerly known as First
                                 Florida Bank, successor by
                                 conversion to First Florida
                                 Bank, N.A.
/s/ Robert I. Antle

    Robert I. Antle
(Printed Name of Witness)        By:/s/ Carole Hartunian(SEAL)
                                        CAROLE HARTUNIAN, as
                                        its Vice President


/s/ W. Lois Davis                 "MORTGAGEE" or "BANK"

    W. Lois Davis
(Printed Name of Witness)

                              Page 8
STATE, OF FLORIDA
COUNTY OF HILLSBOROUGH

          The foregoing Mortgage Modification Agreement was executed before me this 7th day of October, 1994 by Robert J. Suarez, as President of SUAREZ HOUSING
CORPORATION, a Florida corporation, on behalf of the corporation. He is personally known to me or has produced
_____________________ as identification and did not take an oath.

                              /s/ Willie Lois Davis
                              Signature of Notary Public



                                  Willie Lois Davis
                              Notary's Name-Typed or Stamped



STATE, OF FLORIDA
COUNTY OF HILLSBOROUGH

          The foregoing Mortgage Modification Agreement was executed before me this 7th day of October, 1994 by CAROLE HARTUNIAN as Vice President of Barnett Bank of Tampa, a state banking corporation, formerly known as First Florida Bank, N.A., on behalf of the corporation. She is personally known to me or has produced _____________________ as identification and did not take an oath.

                              /s/ Willie Lois Davis
                              Signature of Notary Public



                                  Willie Lois Davis
                              Notary's Name-Typed or Stamped